SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 25, 1998

SOUTHERN PACIFIC SECURED ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated June 25, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Notes, Series 1998-H1)



                      SOUTHERN PACIFIC SECURED ASSETS CORP.
             (Exact name of Registrant as specified in its charter)

     California                   333-52577                  33-0659688
----------------------------     -----------              ----------------
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
of Incorporation)                 File Number)            Identification No.)


        4949 Meadows Road, Suite 600
        Lake Oswego, Oregon                                  97035
        ---------------------                              ----------
        (Address of Principal                              (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (503) 303-5400

Item 5.  OTHER EVENTS.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  25.1. Statement of eligibility of Norwest Bank Minnesota, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SOUTHERN PACIFIC SECURED ASSETS CORP.

                                     By: /s/ James L. Smith
                                         -------------------------------------
                                     Name:   James L. Smith
                                     Title:  Director

Dated:  June 8, 1998

                                                   EXHIBIT INDEX


                           Item 601 (a) of            Sequentially
         Exhibit           Regulation S-K             Numbered
         Number            Exhibit No.                Description
         ------            ---------------            -----------

         1                 25.1                       Form T-1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                     41-1592157
(Jurisdiction of incorporation or                    (I.R.S. Employer
organization if not a U.S. national                  Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                  55479
(Address of principal executive offices)              (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                    SOUTHERN PACIFIC CMN TRUST SERIES 1998-H1
               (Exact name of obligor as specified in its charter)

DELAWARE                                             0659688
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

C\O WILMINGTON TRUST
RODNEY SQUARE NORTH
1100 NORTH MARKET STREET
WILMINGTON, DE                                       19890-0001
(Address of principal executive offices)             (Zip code)
                          -----------------------------
                    SOUTHERN PACIFIC CMN TRUST SERIES 1998-H1
                COLLATERALIZED ASSET-BACKED NOTES, SERIES 1998-H1
(Title of the indenture securities)

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:
                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust
powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.          Not applicable.

Item 16. LIST OF EXHIBITS.List below all exhibits filed as a part of this Statement of Eligibility. Trustee incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.








         * Incorporated by reference to Exhibit 25 filed with registration statement (number 33- 66026) of trustee's parent, Norwest Corporation.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 9th day of June, 1998.






                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                    By: /s/ Randall S. Reider
                                        --------------------------------
                                    Name:   Randall S. Reider
                                    Title:  Assistant Vice President

                                                  EXHIBIT 6




June 9, 1998


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                    Very truly yours,

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                                    By: /s/ Randall S. Reider
                                        --------------------------------
                                    Name:   Randall S. Reider
                                    Title:  Assistant Vice President

                                    EXHIBIT 7


RC-01.A       RCFD0081      Cash and Noninterest-bearing Balances              1,417,635
RC-01.B       RCFD0071      Interest-bearing Balances                              5,026
RC-02.A       RCFD1754      Securities Held-to-Maturity                                0
RC-02.B       RCFD1773      Securities Available-for-sale                      1,180,187
RC-03         RCFD1350      Fed Funds Sold & Secs Purchased                    3,693,116
RC-04.A       RCFD2122      Loans and Leases                                  16,323,939
RC-04.B       RCFD3123      LESS: Allowance for Loan and Lease Lo                234,528
RC-04.C       RCFD3128      LESS: Allocated Transfer Risk Reserve                      0
RC-04.D       RCFD2125      Net Loans & Leases (Total)                        16,089,411
RC-05         RCFD3545      Trading Assets                                       134,735
RC-06         RCFD2145      Premises and Fixed Assets                            113,952
RC-07         RCFD2150      Other REO                                              6,546
RC-08         RCFD2130      Investments in Unconsolidated Subsidi                      0
RC-09         RCFD2155      Customers' Liability on Acceptances                   15,280
RC-10         RCFD2143      Intangible Assets                                     16,382
RC-11         RCFD2160      Other Assets                                         332,859
RC-12         RCFD2170      Total Assets                                      23,005,129
RC-13.A       RCON2200      Deposits: Domestic Offices                         9,250,580
RC-13.A.1     RCON6631      Domestic Deposits: Noninterest-bearin              3,977,322
RC-13.A.2     RCON6636      Domestic Deposits: Interest-bearing                5,273,258
RC-13.B       RCFN2200      Deposits: Foreign Offices                          3,104,474
RC-13.B.1     RCFN6631      Foreign Deposits: Noninterest-bearing                 11,419
RC-13.B.2     RCFN6636      Foreign Deposits: Interest-bearing                 3,093,055
RC-14         RCFD2800      Fed Funds Purchased & Secs Sold                    7,932,130
RC-15.A       RCON2840      Demand Notes to US Treasury                          214,353
RC-15.B       RCFD3548      Trading Liabilities                                   20,111
RC-16.A       RCFD2332      Other Borrowed Money: Maturity less than 1yr          34,595
RC-16.B       RCFDA547      Other Borrowed Money: Mat. 1-3 YRS                     4,015
RC-16.C       RCFDA548      Other Borrowed Money: Maturity greater than 3yr      203,496
RC-18         RCFD2920      Bank's Liability on Acceptances                       15,280
RC-19         RCFD3200      Subordinated Notes and Debentures                          0
RC-20         RCFD2930      Other Liabilities                                    560,023
RC-21         RCFD2948      Total Liabilities                                 21,339,057
RC-23         RCFD3838      Perpetual Preferred Stock & Surplus                        0
RC-24         RCFD3230      Common Stock                                         100,000
RC-25         RCFD3839      Surplus                                              717,166
RC-26.A       RCFD3632      Undivided Profits/Capital Reserves                   830,440
RC-26.B       RCFD8434      Unrealized holding gain(loss) secur.                  19,106
RC-27         RCFD3284      Foreign Currency Translation Adjustme                   -640
RC-28         RCFD3210      Total Equity Capital                               1,666,072
RC-29         RCFD3300      Total Liabs, Pref. Stck, & Equity Cap             23,005,129
RC-M.1        RCFD6724      Auditing method                                            2
RCA1.A        RCFD0022      Consolidated Bank: Cash                            1,306,512
RCA1.A.B      RCON0020      Domestic Offices: Cash Items In Colle              1,194,084
RCA1.B.B      RCON0080      Domestic Offices: Cash                               110,697
RCA2.A.A      RCFD0083      Consolidated Bank: Due from US Branch                      0



RCA2.B        RCON0082      Domestic Offices: Due from US Deposit                 93,099
RCA2.B.A      RCFD0085      Consolidated Bank: Due from Other Dep                 93,179
RCA3.A.A      RCFD0073      Consolidated Bank: Due from Foreign U                      0
RCA3.B        RCON0070      Domestic Offices: Due from Foreign Ba                  4,826
RCA3.B.A      RCFD0074      Consolidated Bank: Due from Other For                  7,262
RCA4.A        RCFD0090      Due from Fed Reserve Banks                            15,708
RCA4.B        RCON0090      Domestic Offices: Due from Fed Reserv                 15,453
RCA5.A        RCFD0010      Consolidated Bank - Total                          1,422,661
RCA5.B        RCON0010      Domestic Offices - Total                           1,418,159
RCAM.1        RCON0050      Non-Int bearing bals due from US Bnks                 90,145
RCB1.A        RCFD0211      Held: Cost: US Treasury Securities                         0
RCB1.B        RCFD0213      Held: Value: US Treasury Securities                        0
RCB1.C        RCFD1286      Sale: Cost: US Treasury Securities                   573,778
RCB1.D        RCFD1287      Sale: Value: US Treasury Securities                  582,729
RCB2.A.A      RCFD1289      Held: Cost: Obligations US agencies                        0
RCB2.A.B      RCFD1290      Held: Value: Obligations US agencies                       0
RCB2.A.C      RCFD1291      Sale: Cost: Obligations US agencies                        0
RCB2.A.D      RCFD1293      Sale: Value: Obligations US agencies                       0
RCB2.B.A      RCFD1294      Held: Cost: Obligations US sponsored                       0
RCB2.B.B      RCFD1295      Held: Value: Obligations US sponsored                      0
RCB2.B.C      RCFD1297      Sale: Cost: Obligations US sponsored                     200
RCB2.B.D      RCFD1298      Sale: Value: Obligations US sponsored                    199
RCB3.A.A      RCFD1676      Held: Cost: General Obligations                            0
RCB3.A.B      RCFD1677      Held: Value: General Obligations                           0
RCB3.A.C      RCFD1678      Sale: Cost: General Obligations                       44,503
RCB3.A.D      RCFD1679      Sale: Value: General Obligations                      48,057
RCB3.B.A      RCFD1681      Held: Cost: Revenue Obligations                            0
RCB3.B.B      RCFD1686      Held: Value: Revenue Obligations                           0
RCB3.B.C      RCFD1690      Sale: Cost: Revenue Obligations                       78,698
RCB3.B.D      RCFD1691      Sale: Value: Revenue Obligations                      86,700
RCB3.C.A      RCFD1694      Held: Cost: Industrial Obligations                         0
RCB3.C.B      RCFD1695      Held: Value: Industrial Obligations                        0
RCB3.C.C      RCFD1696      Sale: Cost: Industrial Obligations                     4,533
RCB3.C.D      RCFD1697      Sale: Value: Industrial Obligations                    5,373
RCB4.A.1.A    RCFD1698      Held: Cost: Security Guaranteed GNMA                       0
RCB4.A.1.B    RCFD1699      Held: Value: Security Guaranteed GNMA                      0
RCB4.A.1.C    RCFD1701      Sale: Cost: Security Guaranteed GNMA                  52,170
RCB4.A.1.D    RCFD1702      Sale: Value: Security Guaranteed GNMA                 53,904
RCB4.A.2.A    RCFD1703      Held: Cost: Security Issued FNMA                           0
RCB4.A.2.B    RCFD1705      Held: Value: Security Issued FNMA                          0
RCB4.A.2.C    RCFD1706      Sale: Cost: Security Issued FNMA                     279,252
RCB4.A.2.D    RCFD1707      Sale: Value: Security Issued FNMA                    287,763
RCB4.A.3.A    RCFD1709      Held: Cost: Other Pass-Through Secs                        0
RCB4.A.3.B    RCFD1710      Held: Value: Other Pass-Through Secs                       0
RCB4.A.3.C    RCFD1711      Sale: Cost: Other Pass-Through Secs                       37
RCB4.A.3.D    RCFD1713      Sale: Value: Other Pass-Through Secs                      38
RCB4.B.1.A    RCFD1714      Held: Cost: Issued/Guar. FNMA, Etc.                        0
RCB4.B.1.B    RCFD1715      Held: Value: Issued/Guar. FNMA, Etc.                       0
RCB4.B.1.C    RCFD1716      Sale: Cost: Issued/Guar. FNMA, Etc.                   17,573



RCB4.B.1.D    RCFD1717      Sale: Value: Issued/Guar. FNMA, Etc.                      17,392
RCB4.B.2.A    RCFD1718      Held: Cost: Collateralized MBS -FNMA                           0
RCB4.B.2.B    RCFD1719      Held: Value: Collateralized MBS -FNMA                          0
RCB4.B.2.C    RCFD1731      Sale: Cost: Collateralized MBS -FNMA                           0
RCB4.B.2.D    RCFD1732      Sale: Value: Collateralized MBS -FNMA                          0
RCB4.B.3.A    RCFD1733      Held: Cost: All Other MBS                                      0
RCB4.B.3.B    RCFD1734      Held: Value: All Other MBS                                     0
RCB4.B.3.C    RCFD1735      Sale: Cost: All Other MBS                                  1,663
RCB4.B.3.D    RCFD1736      Sale: Value: All Other MBS                                 1,666
RCB5.A.A      RCFD1737      Held: Cost: Other Domestic Debt Sec.                           0
RCB5.A.B      RCFD1738      Held: Value: Other Domestic Debt Sec.                          0
RCB5.A.C      RCFD1739      Sale: Cost: Other Domestic Debt Sec.                       2,763
RCB5.A.D      RCFD1741      Sale: Value: Other Domestic Debt Sec.                      2,775
RCB5.B.A      RCFD1742      Held: Cost: Foreign Debt Securities                            0
RCB5.B.B      RCFD1743      Held: Value: Foreign Debt Securities                           0
RCB5.B.C      RCFD1744      Sale: Cost: Foreign Debt Securities                            0
RCB5.B.D      RCFD1746      Sale: Value: Foreign Debt Securities                           0
RCB6.A.C      RCFDA510      Sale: Cost: Securities Mutual Funds                        2,912
RCB6.A.D      RCFDA511      Sale: Value: Securities Mutual Funds                       2,912
RCB6.B.C      RCFD1752      Sale: Cost: Other Equity Securities                       90,679
RCB6.B.D      RCFD1753      Sale: Value: Other Equity Securities                      90,679
RCB7.A        RCFD1754       Total Held-to-maturity - Amort Cost                           0
RCB7.B        RCFD1771       Total Held-to-maturity - Fair Value                           0
RCB7.C        RCFD1772       Total Avail-for-sale - Amort Cost                     1,148,761
RCB7.D        RCFD1773       Total Avail-for-sale - Fair Value                     1,180,187
RCBM.1        RCFD0416      Pledged                                                  161,066
RCBM.2.A.1    RCFDA549      Memoranda: Non-Mort Debt  3 MO                             4,262
RCBM.2.A.2    RCFDA550      Memoranda: Non-Mort Debt 3-12 MO                          71,002
RCBM.2.A.3    RCFDA551      Memoranda: Non-Mort Debt 1-3 YRS                         156,286
RCBM.2.A.4    RCFDA552      Memoranda: Non-Mort Debt 3-5 YRS                         181,621
RCBM.2.A.5    RCFDA553      Memoranda: Non-Mort Debt 5-15 YRS                        207,531
RCBM.2.A.6    RCFDA554      Memoranda: Non-Mort Debt greater than 15 YRS             105,131
RCBM.2.B.1    RCFDA555      Memoranda: Mort Pass Thru less than 3 MO                  25,992
RCBM.2.B.2    RCFDA556      Memoranda: Mort Pass Thru 3-12 MO                         29,198
RCBM.2.B.3    RCFDA557      Memoranda: Mort Pass Thru 1-3 YRS                            129
RCBM.2.B.4    RCFDA558      Memoranda: Mort Pass Thru 3-5 YRS                            891
RCBM.2.B.5    RCFDA559      Memoranda: Mort Pass Thru 5-15 YRS                        13,705
RCBM.2.B.6    RCFDA560      Memoranda: Mort Pass Thru greater than 15 YRS            271,790
RCBM.2.C.1    RCFDA561      Memoranda: Other Mort-backed less than 3 YRS              19,058
RCBM.2.C.2    RCFDA562      Memoranda: Other Mort-backed greater than 3 YRS                0
RCBM.2.D      RCFDA248      Memoranda: Tot Debt less than 1 YR                        71,679
RCBM.7        RCFD1778      Amortized Cost Held Securities Sold                            0
RCBM.8.A      RCFD8780      High Risk Mortgage Secs - Amort Cost                          37
RCBM.8.B      RCFD8781      High Risk Mortgage Secs - Fair Value                          38
RCBM.9.A      RCFD8782      Structured Notes - Amortized Cost                            200
RCBM.9.B      RCFD8783      Structured Notes - Fair Value                                199
RCC01.A       RCFD1410      Consolidated RE Loans                                 10,178,946
RCC01.A.B     RCON1415      Domestic Const/Development Loans                          71,972
RCC01.B.B     RCON1420      Domestic Secured by Farmland                                 291


RCC01.C.1B    RCON1797      Domestic Secured by 1-4  Revolving                   119,552
RCC01.C.2A    RCON5367      Domestic Secured by 1-4  Other                     9,201,497
RCC01.C.2B    RCON5368      Domestic Secured by 1-4  Other                       368,766
RCC01.D.B     RCON1460      Domestic Secured by 5+                                56,064
RCC01.E.B     RCON1480      Domestic Secured by Nonfarm Nonreside                360,804
RCC02.A.B     RCON1505      Domestic to US Coml Banks                            387,518
RCC02.A1.A    RCFD1506      Consolidated to US Branches of Forei   "                   0
RCC02.A2.A    RCFD1507      Consolidated to Other US Coml Banks    "             396,869
RCC02.B.A     RCFD1517      Consolidated  to Other Dep'y in US                         0
RCC02.B.B     RCON1517      Domestic  to Other Dep'y in US                             0
RCC02.C.B     RCON1510      Domestic  to Foreign Banks                                79
RCC02.C1.A    RCFD1513      Consolidated to For Branches US Bank   "               5,216
RCC02.C2.A    RCFD1516      Consolidated to Foreign Banks          "              60,435
RCC03.A       RCFD1590      Consolidated  to Farmers                              18,898
RCC03.B       RCON1590      Domestic to Farmers                                   18,898
RCC04.A.A     RCFD1763      Consolidated US Coml                               3,498,437
RCC04.A.B     RCON1763      Domestic US Coml                                   3,498,437
RCC04.B.A     RCFD1764      Consolidated non-US Coml                              57,949
RCC04.B.B     RCON1764      Domestic non-US Coml                                       0
RCC05.A.A     RCFD1756      Consolidated Accep's of US Banks                           0
RCC05.A.B     RCON1756      Domestic Accep's of US Bank                                0
RCC05.B.A     RCFD1757      Consolidated Accep's of Foreign Banks                  2,424
RCC05.B.B     RCON1757      Domestic Accep's of Foreign Banks                      2,424
RCC06.A.A     RCFD2008      Consolidated Credit Cards                            183,051
RCC06.B       RCON1975      Domestic Consumer                                    771,827
RCC06.B.A     RCFD2011      Consolidated Other Consumer                          589,479
RCC07.A       RCFD2081      Consolidated Loans to For Govts                        5,000
RCC07.B       RCON2081      Domestic Loans to For Govts                            5,000
RCC08.A       RCFD2107      Consolidated Obligations US                            9,465
RCC08.B       RCON2107      Domestic Obligations US                                9,465
RCC09.A       RCFD1563      Consolidated Other                                   538,473
RCC09.A.B     RCON1545      Domestic Loans for Securities                         49,067
RCC09.B.B     RCON1564      Domestic Other                                       489,406
RCC10.A.A     RCFD2182      Consolidated US Leases                               780,925
RCC10.B       RCON2165      Domestic Leases                                      780,925
RCC10.B.A     RCFD2183      Consolidated For Leases                                    0
RCC11.A       RCFD2123      LESS: Consolidated Unearned Income                     1,628
RCC11.B       RCON2123      LESS: Domestic Unearned Income                           842
RCC12.A       RCFD2122      Total Loans & Leases (Consolidated)               16,323,939
RCC12.B       RCON2122      Total Loans & Leases (Domestic)                   16,191,150
RCCM.2.A1A    RCFD1687      Cons Restruc'd US RE                                       0
RCCM.2.A2A    RCFD1689      Cons Restruc'd non-US RE                                   0
RCCM.2.B.A    RCFD8691      Cons Restruc'd - All Other Loan/Lease                      0
RCCM.2.C.A    RCFD8692      Cons Restruc'd - Non-U.S. Addressees                       0
RCCM.3.A.1    RCONA564      Memo: Loans Secd by Real Est less than 3 MO        8,204,723
RCCM.3.A.2    RCONA565      Memo: Loans Secd by Real Est 3-12 MO                 387,937
RCCM.3.A.3    RCONA566      Memo: Loans Secd by Real Est 1-3 YRS                  68,464
RCCM.3.A.4    RCONA567      Memo: Loans Secd by Real Est 3-5 YRS                  57,455
RCCM.3.A.5    RCONA568      Memo: Loans Secd by Real Est 5-15 YRS                330,370



RCCM.3.A.6    RCONA569      Memo: Loans Secd by Real Est greater than 15 YRS             145,918
RCCM.3.B.1    RCFDA570      Memo: Other Loans/Leases less than 3 MO                    3,199,218
RCCM.3.B.2    RCFDA571      Memo: Other Loans/Leases 3-12 MO                             967,131
RCCM.3.B.3    RCFDA572      Memo: Other Loans/Leases 1-3 YRS                           1,176,253
RCCM.3.B.4    RCFDA573      Memo: Other Loans/Leases 3-5 YRS                             968,090
RCCM.3.B.5    RCFDA574      Memo: Other Loans/Leases 5-15 YRS                            692,773
RCCM.3.B.6    RCFDA575      Memo: Other Loans/Leases greater than 15 YRS                  94,919
RCCM.3.C      RCFDA247      Memo: Tot Remg Loans/Leases less than 1 YR                11,002,672
RCCM.3.D      RCONA577      Memo: Non-Farm/Res Loans/Leases greater than 5YR             110,739
RCCM.3.E      RCFDA578      Memo: Comm/Indust greater than 3 YRS                       1,135,795
RCCM.4        RCFD2746      Loans to fin. comm. real est., constr                              0
RCCM.5        RCFD5369      Loans & leases held for sale                               7,945,494
RCCM.6        RCON5370      Adj. rate closed-end loans secured                         1,938,261
RCCP2.01      RCON6999      YES/NO - RCC01.E & RCC04 greater than= $ 100,000                   0
RCCP2.02AA    RCON5562      Number of Loans RCC01.E                                            0
RCCP2.02BA    RCON5563      Number of Loans RCC04                                              0
RCCP2.03AA    RCON5564      Number of Loans RCC01.E Orig less than= $100K                      0
RCCP2.03AB    RCON5565      Amount of Loans RCC01.E Orig less than= $100K                      0
RCCP2.03BA    RCON5566      # of Loans RCC01.E $100Kless than Orig less than=$250K             0
RCCP2.03BB    RCON5567      $ of Loans RCC01.E $100Kless than Orig less than=$250K             0
RCCP2.03CA    RCON5568      # of Loans RCC01.E $250K less than Orig less than=$1M              0
RCCP2.03CB    RCON5569      $ of Loans RCC01.E $250K less than Orig less than=$1M              0
RCCP2.04AA    RCON5570      Number of Loans RCC04 Orig less than= $100K                        0
RCCP2.04AB    RCON5571      Amount of Loans RCC04 Orig less than= $100K                        0
RCCP2.04BA    RCON5572      # of Loans RCC04 $100Kless than Orig less than= $250K              0
RCCP2.04BB    RCON5573      $ of Loans RCC04 $100Kless than Orig less than= $250K              0
RCCP2.04CA    RCON5574      # of Loans RCC04 $250K less than Orig less than= $1M               0
RCCP2.04CB    RCON5575      $ of Loans RCC04 $250K less than Orig less than= $1M               0
RCCP2.05      RCON6860      YES/NO - RCC01.B & RCC03 greater than= $ 100,000                   0
RCCP2.06AA    RCON5576      Number of Loans RCC01.B                                            0
RCCP2.06BA    RCON5577      Number of Loans RCC03                                              0
RCCP2.07AA    RCON5578      Number of Loans RCC01.B Orig less than= $100K                      0
RCCP2.07AB    RCON5579      Amount of Loans RCC01.B Orig less than= $100K                      0
RCCP2.07BA    RCON5580      # of Loans RCC01.B $100K less than Orig less than=$250K            0
RCCP2.07BB    RCON5581      $ of Loans RCC01.B $100Kless than Orig less than=$250K             0
RCCP2.07CA    RCON5582      # of Loans RCC01.B $250K less than Orig less than=$500K            0
RCCP2.07CB    RCON5583      $ of Loans RCC01.B $250K less than Orig less than=$500K            0
RCCP2.08AA    RCON5584      Number of Loans RCC03 - Orig less than= $100K                      0
RCCP2.08AB    RCON5585      Amount of Loans RCC03 - Orig less than= $100K                      0
RCCP2.08BA    RCON5586      # of Loans RCC03 - $100Kless than Orig less than=$250K             0
RCCP2.08BB    RCON5587      $ of Loans RCC03 - $100Kless than Orig less than=$250K             0
RCCP2.08CA    RCON5588      # of Loans RCC03 - $250K less than Orig less than=$500K            0
RCCP2.08CB    RCON5589      $ of Loans RCC03 - $250K less than Orig less than=$500K            0
RCD01         RCON3531      US Treasury securities                                       103,953
RCD02         RCON3532      US Govt agency obligations                                         0
RCD03         RCON3533      Securities issued by State and Subdiv                              0
RCD04.A       RCON3534      Pass-through secs by FNMA/FHLMC/GNMA                           9,874
RCD04.B       RCON3535      CMOs and REMICs issued by FNMA/FHLMC                               0
RCD04.C       RCON3536      All other mortgage-backed securities                               0


RCD05         RCON3537      Other debt securities                                              0
RCD09         RCON3541      Other trading assets domestic                                      0
RCD10         RCFN3542      Trading assets foreign                                             0
RCD11.A       RCON3543      Gains on rate & contracts domestic                            20,908
RCD11.B       RCFN3543      Gains on rate & contracts foreign                                  0
RCD12         RCFD3545      Total Trading Assets                                         134,735
RCD13         RCFD3546      Liability for short positions                                      0
RCD14         RCFD3547      Losses on rate & contracts                                    20,111
RCD15         RCFD3548      Total trading liabilities                                     20,111
RCE1.1.A      RCON2201      Private Transaction                                        2,930,723
RCE1.1.B      RCON2240      Private Demand Deposits                                    2,814,492
RCE1.1.C      RCON2346      Private Nontransaction                                     5,653,416
RCE1.2.A      RCON2202      USG Transaction                                               20,334
RCE1.2.B      RCON2280      USG Demand Deposits                                           20,334
RCE1.2.C      RCON2520      USG Nontransaction                                                 0
RCE1.3.A      RCON2203      State/Local Transaction                                       16,457
RCE1.3.B      RCON2290      State/Local Demand Deposits                                   16,370
RCE1.3.C      RCON2530      State/Local Nontransaction                                     8,729
RCE1.4.A      RCON2206      US Coml Banks Transaction                                    579,407
RCE1.4.B      RCON2310      US Coml Banks Demand Deposits                                579,407
RCE1.4.C      RCON2550      US Coml Banks Nontransaction                                       0
RCE1.5.A      RCON2207      Other US Dep'y Transaction                                    20,329
RCE1.5.B      RCON2312      Other US Dep'y Demand Deposits                                20,329
RCE1.5.C      RCON2349      Other US Dep'y Nontransaction                                      0
RCE1.6.A      RCON2213      For Banks Transaction                                          7,750
RCE1.6.B      RCON2320      For Banks Demand Deposits                                      7,750
RCE1.6.C      RCON2236      For Branches US Banks Nontransaction                               0
RCE1.7.A      RCON2216      For Govt Transaction                                               0
RCE1.7.B      RCON2300      For Govt Demand Deposits                                           0
RCE1.7.C      RCON2377      For Govt Nontransaction                                            0
RCE1.8.A      RCON2330      Certified Checks: Transaction                                 13,435
RCE1.8.B      RCON2330      Certified Checks: Demand                                      13,435
RCE1.9.A      RCON2215      Total Transaction Accounts                                 3,588,435
RCE1.9.B      RCON2210      Total Demand Deposits                                      3,472,117
RCE1.9.C      RCON2385      Total Nontransaction Accounts                              5,662,145
RCE1.M.1.A    RCON6835      IRA/Keogh                                                    490,105
RCE1.M.1.B    RCON2365      Brokered                                                           0
RCE1.M.1.E    RCON5590      Memoranda: Preferred Deposits                                      0
RCE1.M.1C1    RCON2343      Brokered less than $100K                                           0
RCE1.M.1C2    RCON2344      Brokered Participated to less than $100K                           0
RCE1.M.1D1    RCONA243      Matur data:denom less than 100k,maturless than= 1 yr               0
RCE1.M.1D2    RCONA244      Matur data:denom =greater than100k,maturless than= 1 yr            0
RCE1.M.2.B    RCON6648      Memoranda: Time Deposits less than$100 000                 1,577,035
RCE1.M.2.C    RCON2604      Memoranda: Time Deposits greater than=$100 000               194,780
RCE1.M.2A1    RCON6810      MMDAs                                                      1,818,501
RCE1.M.2A2    RCON0352      Other Savings                                              2,071,829
RCE1.M.3      RCON2398      NOW                                                          116,318
RCE1.M.5A1    RCONA579      Memo: Time Deps less than 100K less than 3 MO                261,983
RCE1.M.5A2    RCONA580      Memo: Time Deps less than 100K 3-12 MO                       662,781


RCE1.M.5A3    RCONA581      Memo: Time Deps less than 100K 1-3 YRS                       555,968
RCE1.M.5A4    RCONA582      Memo: Time Deps less than 100K greater than 3 YRS             96,303
RCE1.M.5B     RCONA241      Memo: Time Deps less than 100K less than 1 YR                924,764
RCE1.M.6A1    RCONA584      Memo: Time Deps greater than 100K less than 3 MO              68,578
RCE1.M.6A2    RCONA585      Memo: Time Deps greater than 100K 3-12 MO                     62,140
RCE1.M.6A3    RCONA586      Memo: Time Deps greater than 100K 1-3 YRS                     49,815
RCE1.M.6A4    RCONA587      Memo: Time Deps greater than 100K greater than 3 YRS          14,247
RCE1.M.6B     RCONA242      Memo: Time Deps greater than 100K less than 1 YR             130,718
RCE2.1        RCFN2621      Private                                                      462,869
RCE2.2        RCFN2623      US Banks                                                   2,611,554
RCE2.3        RCFN2625      For Banks                                                     29,710
RCE2.4        RCFN2650      For Govts                                                          0
RCE2.5        RCFN2330      Certified Checks                                                  81
RCE2.6        RCFN2668      Other                                                            260
RCE2.7        RCFN2200      Total Deps in Foreign Offices                              3,104,474
RCE2.M.1      RCFNA245      Memo:TD with remaining maturityless than=1 yr              3,062,182
RCF1          RCFD2164      Income Earned Not Collected Loans                             53,688
RCF2          RCFD2148      Net Deferred Tax Assets                                            0
RCF3.A        RCFDA519      Interest Only Strip: Mortgage Loans                                0
RCF3.B        RCFDA520      Interest Only Strip: Other Assets                                  0
RCF4          RCFD2168      Other Assets                                                 279,171
RCF4.A        RCFD3549      Other Assets - Line A                                         84,011
RCF4.B        RCFD3550      Other Assets - Line B                                         72,677
RCF4.C        RCFD3551      Other Assets - Line C                                              0
RCF5          RCFD2160       Total Other Assets                                          332,859
RCFM.1        RCFD5610      Memo: Deferred Tax Assets Disallowed                               0
RCG1.A        RCON3645      Expenses Accrued and Unpaid on deposi                         32,233
RCG1.B        RCFD3646      Other Expenses Accrued and Unpaid                            363,315
RCG2          RCFD3049      Net Deferred Tax Liabilities                                 149,111
RCG3          RCFD3000      Minority Interest in Subsidiaries                                318
RCG4          RCFD2938      Other Liabilities                                             15,046
RCG4.A        RCFD3552      Other Liabilities - Line A                                         0
RCG4.B        RCFD3553      Other Liabilities - Line B                                         0
RCG4.C        RCFD3554      Other Liabilities - Line C                                         0
RCG5          RCFD2930       Total Other Liabilities                                     560,023
RCH01         RCON2155      Customers' Liability on Acceptances                            7,226
RCH02         RCON2920      Bank's Liability on Acceptances                                7,226
RCH03         RCON1350      Fed Funds Sold                                             3,693,116
RCH04         RCON2800      Fed Funds Purchased                                        7,932,130
RCH05         RCON3190      Other Borrowed Money                                         242,106
RCH06         RCON2163      Net Due from Own For Offices                                       0
RCH07         RCON2941      Net Due to Own For Offices                                 2,956,185
RCH08         RCON2192       Total Assets                                             22,834,849
RCH09         RCON3129       Total Liabilities                                        18,212,592
RCH10         RCON1039      US Treasury Securities                                       573,778
RCH11         RCON1041      US Government agency obligations                                 200
RCH12         RCON1042      Securities issued by US states/subdiv                        127,734
RCH13.A.1     RCON1043      MBS: Pass-Through: FNMA/FHLMC/GNMA                           331,422
RCH13.A.2     RCON1044      MBS: Pass-Through: Other Pass-Through                             37


RCH13.B.1     RCON1209      MBS: Other MBS: FNMA/FHLMC/GNMA                               17,573
RCH13.B.2     RCON1280      MBS: Other MBS: All Other MBS                                      0
RCH14         RCON1281      Other Domestic Debt Securities                                 1,663
RCH15         RCON1282      Foreign Debt Securities                                            0
RCH16.A       RCONA510      Equity Securities: Mutual Fund/Eq Sec                          2,912
RCH16.B       RCON1752      Equity Securities: All others                                 90,679
RCH17         RCON1374      Total Securities Held and Sale                             1,145,998
RCHM.1        RCON3051      Net Due from Own IBF                                               0
RCHM.2        RCON3059      Net Due to Own IBF                                                 0
RCI1          RCFN2133       Total IBF Assets                                                  0
RCI2          RCFN2076       Total IBF Loans/Leases                                            0
RCI3          RCFN2077      IBF Coml/Indl                                                      0
RCI4          RCFN2898       Total IBF Liabilities                                             0
RCI5          RCFN2379      IBF Deposit Liabilities Due to Banks                               0
RCI6          RCFN2381      Other IBF Deposit Liabilities                                      0
RCK01         RCFD3381      Interest-bearing Balances                                     34,788
RCK02         RCFD3382      US Govt/Treasury                                             800,460
RCK03         RCFD3383      State/Local Securities                                       127,851
RCK04.A       RCFD3647      Other debt Securities                                          2,776
RCK04.B       RCFD3648      Other equity Securities                                       93,583
RCK05         RCFD3365      Fed Funds Sold                                             3,417,831
RCK06.A.1     RCON3360       Total Loans                                              13,561,554
RCK06.A.2     RCON3385      RE Loans                                                   7,742,571
RCK06.A.3     RCON3386      Agricultural & Farm Loans                                     17,833
RCK06.A.4     RCON3387      Commercial/Industrial Loans                                4,267,922
RCK06.A.5     RCON3388      Consumer Loans                                               802,573
RCK06.B       RCFN3360      Foreign Office Loans                                         154,912
RCK07         RCFD3401      Assets Held in Trading Accounts                               77,090
RCK08         RCFD3484      Lease Fin'g Receivables                                      768,173
RCK09         RCFD3368       Total Assets                                             19,859,517
RCK10         RCON3485      Domestic Transaction Accounts                                 96,243
RCK11.A       RCON3486      MMDAs                                                      1,794,483
RCK11.B       RCON3487      Other Savings                                              1,960,621
RCK11.C       RCONA514      Time Deposits greater than= $100,000                         314,236
RCK11.D       RCONA529      Time Deposits less than $100,000                           1,587,920
RCK12         RCFN3404      Interest-bearing Deposits in For Offi                      3,304,050
RCK13         RCFD3353      Fed Funds Purchased                                        5,108,310
RCK14         RCFD3355      Other Borrowed Money                                         225,565
RCL01.A       RCFD3814      Unused Commits: Revolv Lines Secured                         261,471
RCL01.B       RCFD3815      Unused Commits: Credit Card Lines                                  0
RCL01.C.1     RCFD3816      Unused Commits: Fund loans secured                            48,086
RCL01.C.2     RCFD6550      Unused Commits: Fund loans not secure                         15,170
RCL01.D       RCFD3817      Unused Commits: Securities Underwrit                               0
RCL01.E       RCFD3818      Unused Commits: Other Unused Commits                       4,805,140
RCL02         RCFD3819      Fincl Standby Letters of Credit                              992,975
RCL02.A       RCFD3820      Amount Fincl Standby Letters Conveyed                        466,810
RCL03         RCFD3821      Perfm Standby Letters of Credit                               83,263
RCL03.A       RCFD3822      Amount Perfm Standby Letters Conveyed                         17,897
RCL04         RCFD3411      Commercl & Similar Letters of Credit                         146,007


RCL05         RCFD3428      Participations in Acceptncs Conveyed                               0
RCL06         RCFD3429      Participations in Acceptncs Acquired                               0
RCL07         RCFD3432      Securities Borrowed                                        4,636,664
RCL08         RCFD3433      Securities Lent                                              391,701
RCL09.A.1     RCFDA521      1-4 Family: Outstanding Balance                               15,509
RCL09.A.2     RCFDA522      1-4 Family: Amount of Recourse                                15,509
RCL09.B.1     RCFDA523      Other Assets: Outstanding Balance                                  0
RCL09.B.2     RCFDA524      Other Assets: Amount of Recourse                                   0
RCL09.C.1     RCFDA249      Sml busns obligations:Outstanding bal                              0
RCL09.C.2     RCFDA250      Sml busns obligations:retaind recours                              0
RCL10.A       RCFDA534      Credit Derivatives: Guarantor                                      0
RCL10.B       RCFDA535      Credit Derivatives: Beneficiary                               25,000
RCL11         RCFD8765      Spot Foreign Exchange Contracts                              284,199
RCL12         RCFD3430      All Other Off-Balance Sheet Liabs                                  0
RCL12.A       RCFD3555      Other Off-Balance Sheet Liabilities-A                              0
RCL12.B       RCFD3556      Other Off-Balance Sheet Liabilities-B                              0
RCL12.C       RCFD3557      Other Off-Balance Sheet Liabilities-C                              0
RCL12.D       RCFD3558      Other Off-Balance Sheet Liabilities-D                              0
RCL13         RCFD5591      All Other Off-Balance Sheet Assets                                 0
RCL13.A       RCFD5592      Other Off-Balance Sheet Assets - A                                 0
RCL13.B       RCFD5593      Other Off-Balance Sheet Assets - B                                 0
RCL13.C       RCFD5594      Other Off-Balance Sheet Assets - C                                 0
RCL13.D       RCFD5595      Other Off-Balance Sheet Assets - D                                 0
RCL14.A.A     RCFD8693      Int Rate Contracts - Gross Futures                           225,500
RCL14.A.B     RCFD8694      Forgn Exch Contracts - Gross Futures                               0
RCL14.A.C     RCFD8695      Equity Contracts - Gross Futures                                   0
RCL14.A.D     RCFD8696      Commodity Contracts - Gross Futures                                0
RCL14.B.A     RCFD8697      Int Rate Contracts - Gross Forwards                                0
RCL14.B.B     RCFD8698      Forgn Exch Contracts - Gross Forwards                        973,594
RCL14.B.C     RCFD8699      Equity Contracts - Gross Forwards                                  0
RCL14.B.D     RCFD8700      Commodity Contracts - Gross Forwards                               0
RCL14.C.1A    RCFD8701      Int Rate Contracts - Exchg Trad Wrttn                              0
RCL14.C.1B    RCFD8702      Forgn Exch Contracts - Exchg Trad Wrt                              0
RCL14.C.1C    RCFD8703      Equity Contracts - Exchg Trad Written                              0
RCL14.C.1D    RCFD8704      Commodity Contracts - Exchg Trad Wrtn                              0
RCL14.C.2A    RCFD8705      Int Rate Contracts - Exchg Trad Purch                              0
RCL14.C.2B    RCFD8706      Forgn Exch Contracts - Exchg Trad Pur                              0
RCL14.C.2C    RCFD8707      Equity Contracts - Exchg Trad Purchas                              0
RCL14.C.2D    RCFD8708      Commodity Contracts - Exchg Trade Pur                              0
RCL14.D.1A    RCFD8709      Int Rate Contracts - OTC Written Optn                        526,475
RCL14.D.1B    RCFD8710      Forgn Exch Contracts - OTC Wrtn Optns                              0
RCL14.D.1C    RCFD8711      Equity Contracts - OTC Written Option                              0
RCL14.D.1D    RCFD8712      Commodity Contracts - OTC Written Opt                         19,793
RCL14.D.2A    RCFD8713      Int Rate Contracts - OTC Purchased Op                        419,243
RCL14.D.2B    RCFD8714      Forgn Exch Contracts - OTC Purchased                               0
RCL14.D.2C    RCFD8715      Equity Contracts - OTC Purchased Optn                              0
RCL14.D.2D    RCFD8716      Commodity Contracts - OTC Purch Optn                          21,422
RCL14.E.A     RCFD3450      Int Rate Contracts - Gross Swaps                           4,581,621
RCL14.E.B     RCFD3826      Forgn Exch Contracts - Gross Swaps                                 0



RCL14.E.C     RCFD8719      Equity Contracts - Gross Swaps                                     0
RCL14.E.D     RCFD8720      Commodity Contracts - Gross Swaps                             15,107
RCL15.A       RCFDA126      Int Rate Contracts - Gross Held Trade                      2,291,239
RCL15.B       RCFDA127      Forgn Exch Contracts - Gross Held Trd                        973,594
RCL15.C       RCFD8723      Equity Contracts - Gross Held Trading                              0
RCL15.D       RCFD8724      Commodity Contracts - Gross Held Trad                         56,322
RCL16.A.A     RCFD8725      Int Rate Contracts - Marked to Market                              0
RCL16.A.B     RCFD8726      Forgn Exch Contracts - Marked to Mrkt                              0
RCL16.A.C     RCFD8727      Equity Contracts - Marked to Market                                0
RCL16.A.D     RCFD8728      Commodity  Contracts - Marked to Mrkt                              0
RCL16.B.A     RCFD8729      Int Rate Contracts - NOT Marked                            3,461,600
RCL16.B.B     RCFD8730      Forgn Exch Contracts - NOT Marked                                  0
RCL16.B.C     RCFD8731      Equity Contracts - NOT Marked                                      0
RCL16.B.D     RCFD8732      Commodity  Contracts - NOT Marked                                  0
RCL16.C.A     RCFDA589      Int Rate Contracts - Bank Pays Fixed                         375,000
RCL17.A.1A    RCFD8733      Int Rate Contracts Held - Pos Values                           4,867
RCL17.A.1B    RCFD8734      Forgn Exch Contracts Held - Pos Value                         14,316
RCL17.A.1C    RCFD8735      Equity Contracts Held - Pos Values                                 0
RCL17.A.1D    RCFD8736      Commodity Contracts Held - Pos Value                           1,725
RCL17.A.2A    RCFD8737      Int Rate Contracts Held - Neg Values                           5,052
RCL17.A.2B    RCFD8738      Forgn Exch Contracts Held - Neg Value                         13,166
RCL17.A.2C    RCFD8739      Equity Contracts Held - Neg Values                                 0
RCL17.A.2D    RCFD8740      Commodity Contracts Held - Neg Value                           1,830
RCL17.B.1A    RCFD8741      Int Rate Contracts Markd- Pos Values                               0
RCL17.B.1B    RCFD8742      Forgn Exch Contracts Markd- Pos Value                              0
RCL17.B.1C    RCFD8743      Equity Contracts Markd- Pos Values                                 0
RCL17.B.1D    RCFD8744      Commodity Contracts Markd- Pos Value                               0
RCL17.B.2A    RCFD8745      Int Rate Contracts Markd- Neg Values                               0
RCL17.B.2B    RCFD8746      Forgn Exch Contracts Markd- Neg Value                              0
RCL17.B.2C    RCFD8747      Equity Contracts Markd- Neg Values                                 0
RCL17.B.2D    RCFD8748      Commodity Contracts Markd- Neg Value                               0
RCL17.C.1A    RCFD8749      Int Rate Contracts Not Markd - PosVal                         76,655
RCL17.C.1B    RCFD8750      Forgn Exch Contracts Not Markd-PosVal                              0
RCL17.C.1C    RCFD8751      Equity Contracts Not Markd - PosVal                                0
RCL17.C.1D    RCFD8752      Commodity Contracts Not Markd-PosVal                               0
RCL17.C.2A    RCFD8753      Int Rate Contracts Not Markd - NegVal                          1,035
RCL17.C.2B    RCFD8754      Forgn Exch Contracts Not Markd-NegVal                              0
RCL17.C.2C    RCFD8755      Equity Contracts Not Markd - NegVal                                0
RCL17.C.2D    RCFD8756      Commodity Contracts Not Markd-NegVal                               0
RCLM.3        RCFD3833      Unused Commitments greater than 1 year                     4,592,659
RCLM.3.A      RCFD3834      Participations in Commitments greater than 1 Yr              229,159
RCLM.4        RCFD3377      Standby Letters of Credit - Non-U.S.                             475
RCLM.5.A      RCFD2741      Con Inst Lns w/o recourse - Prv Autos                              0
RCLM.5.B      RCFD2742      Con Inst Lns w/o recourse - Crd Cards                              0
RCLM.5.C      RCFD2743      Con Inst Lns w/o recourse - All other                              0
RCM1.A        RCFD6164      Credit to Executives/Principals                                6,495
RCM1.B        RCFD6165      Number of Execs Who Borrowed $500K/5%                              3
RCM10.A       RCON6441      Mutual Fund: Money Market Funds                               79,979
RCM10.B       RCON8427      Mutual Fund: Equity Securities                                     0


RCM10.C       RCON8428      Mutual Fund: Debt Securities                                       0
RCM10.D       RCON8429      Mutual Fund: Other Mutual Funds                               51,935
RCM10.E       RCON8430      Mutual Fund: Annuities                                        11,598
RCM10.F       RCON8784      Mutual Fund: Sales of Proprietary                             90,019
RCM11         RCFDA525      Net Unamortized Gains (Sched RC)                             -22,177
RCM12         RCFDA526      Assets Netted Against (Sched RC)                                   0
RCM13         RCFDA591      Outstanding Principal Bal Serviced                                 0
RCM2          RCFD3405      Fed Funds Sold -- Foreign Banks                            2,090,250
RCM4.A        RCFD5500      O/S Bal Mortgages Serviced - GNMA                                  0
RCM4.B.1      RCFD5501      O/S Bal Morts Serviced-FHLMC w/ recou                              0
RCM4.B.2      RCFD5502      O/S Bal Morts Serviced-FHLMC w/o rec                               0
RCM4.C.1      RCFD5503      O/S Bal Morts Serviced-FNMA Reg optn                               0
RCM4.C.2      RCFD5504      O/S Bal Morts Serviced-FNMA Spec optn                              0
RCM4.D        RCFD5505      O/S Bal Morts Serviced-All other                             446,436
RCM5.A        RCFD2103      Customers' Liability on Acceptances:                          10,619
RCM5.B        RCFD2104      Customers' Liability on Acceptances:                           4,661
RCM6.A        RCFD3164      Mtge Servicing Rights                                              0
RCM6.A.1      RCFDA590      Mort Serv Rights - Est Fair Value                                  0
RCM6.B.1      RCFD5506      Other Intangible                                                   0
RCM6.B.2      RCFD5507      Other Intangible - All Other                                     318
RCM6.C        RCFD3163      Goodwill                                                      16,064
RCM6.D        RCFD2143      Total Intangible Assets                                       16,382
RCM6.E        RCFD6442      Intangible Assets Grandfathered                                    0
RCM7          RCFD3295      Mandatory Convertible Debt Dedictated                              0
RCM8.A.1      RCFD5372      Othr Real Estate - Direct & Indirect                               0
RCM8.A.2.A    RCON5508      Othr Real Estate - All other Real Est                              0
RCM8.A.2.B    RCON5509      Othr Real Estate - Farmland                                        0
RCM8.A.2.C    RCON5510      Othr Real Estate - 1-4 Family Residnt                          6,546
RCM8.A.2.D    RCON5511      Othr Real Estate - Multifamily Resid                               0
RCM8.A.2.E    RCON5512      Othr Real Estate - Nonfarm Nonresiden                              0
RCM8.A.2.F    RCFN5513      Othr Real Estate - In Foreign Offices                              0
RCM8.A.3      RCFD2150      Othr Real Estate - Total                                       6,546
RCM8.B.1      RCFD5374      Inves - Direct & Indirect invest R/E                               0
RCM8.B.2      RCFD5375      Inves - All othr invest unconsol subs                              0
RCM8.B.3      RCFD2130      Investmnts in unconsold subs - Total                               0
RCM9          RCFD3778      Noncumulative Perpetual Preferred Stk                              0
RCMM.1        RCFD3836      Interbank Holdings: Reciprocal    DEC                              0
RCN1.A.A      RCFD1245      RE  US: 30-89 Days                                            30,611
RCN1.A.B      RCFD1246      RE  US: 90+ Days                                               1,552
RCN1.A.C      RCFD1247      RE  US: Nonaccrual                                             8,042
RCN1.B.A      RCFD1248      RE  non-US: 30-89 Days                                             0
RCN1.B.B      RCFD1249      RE  non-US: 90+ Days                                               0
RCN1.B.C      RCFD1250      RE  non-US: Nonaccrual                                             0
RCN10.A       RCFD5612      Loans/Leases US Guaranteed-30-89 Days                          1,025
RCN10.A.A     RCFD5615      Loans/Leases Guaranteed: 30-89 Days                              694
RCN10.A.B     RCFD5616      Loans/Leases Guaranteed: 30-89 Days                               46
RCN10.A.C     RCFD5617      Loans/Leases Guaranteed: 30-89 Days                              496
RCN10.B       RCFD5613      Loans/Leases US Guaranteed- 90+ Days                              48
RCN10.C       RCFD5614      Loans/Leases US Guaranteed-Nonaccrual                            673



RCN2.A.B      RCFD5378      Loans US Deps: US Banks: 90+ Days                                  0
RCN2.A.C      RCFD5379      Loans US Deps: US Banks: Nonaccrual                                0
RCN2.B.A      RCFD5380      Loans US Deps: Foreign:  30-89 Days                                0
RCN2.B.B      RCFD5381      Loans US Deps: Foreign:  90+ Days                                  0
RCN2.B.C      RCFD5382      Loans US Deps: Foreign:  Nonaccrual                                0
RCN3.A        RCFD1594      Ag  US: 30-89 Days                                                 0
RCN3.B        RCFD1597      Ag  US: 90+ Days                                                  22
RCN3.C        RCFD1583      Ag  US: Nonaccrual                                                 0
RCN4.A.A      RCFD1251      Coml/Indl  US: 30-89 Days                                     34,181
RCN4.A.B      RCFD1252      Coml/Indl  US: 90+ Days                                           49
RCN4.A.C      RCFD1253      Coml/Indl  US: Nonaccrual                                     13,765
RCN4.B.A      RCFD1254      Coml/Indl  non-US: 30-89 Days                                      0
RCN4.B.B      RCFD1255      Coml/Indl  non-US: 90+ Days                                        0
RCN4.B.C      RCFD1256      Coml/Indl  non-US: Nonaccrual                                      0
RCN5.A.A      RCFD5383      Consumer: Credit Cards: 30-89 Days                             2,296
RCN5.A.B      RCFD5384      Consumer: Credit Cards: 90+ Days                                   0
RCN5.A.C      RCFD5385      Consumer: Credit Cards: Nonaccrual                                 0
RCN5.B.A      RCFD5386      Consumer: Other: 30-89 Days                                   19,181
RCN5.B.B      RCFD5387      Consumer: Other: 90+ Days                                      1,689
RCN5.B.C      RCFD5388      Consumer: Other: Nonaccrual                                      108
RCN6.A        RCFD5389      Foreign:  30-89 Days                                               0
RCN6.B        RCFD5390      Foreign:  90+ Days                                                 0
RCN6.C        RCFD5391      Foreign:  Nonaccrual                                               0
RCN7.A        RCFD5459      Other: 30-89 Days                                             31,445
RCN7.B        RCFD5460      Other: 90+ Days                                                    0
RCN7.C        RCFD5461      Other: Nonaccrual                                                140
RCN8.A.A      RCFD1257      Leases  US: 30-89 Days                                             0
RCN8.A.B      RCFD1258      Leases  US: 90+ Days                                               0
RCN8.A.C      RCFD1259      Leases  US: Nonacrual                                         10,261
RCN8.B.A      RCFD1271      Leases  non-US: 30-89 Days                                         0
RCN8.B.B      RCFD1272      Leases  non-US: 90+ Days                                           0
RCN8.B.C      RCFD1791      Leases  non-US: Nonaccrual                                         0
RCN9.A        RCFD3505      Debt Securities: 30-89 Days                                        0
RCN9.B        RCFD3506      Debt Securities: 90+ Days                                          0
RCN9.C        RCFD3507      Debt Securities: Nonaccrual                                        0
RCNM.1.A      RCFD1658      Restruc'd Loans: 30-89 Days                                        0
RCNM.1.B      RCFD1659      Restruc'd Loans: 90+ Days                                          0
RCNM.1.C      RCFD1661      restruc'd Loans: Nonaccrual                                        0
RCNM.2.A      RCFD6558      Comm Real Estate Loans: 30-89 Days                                 0
RCNM.2.B      RCFD6559      Comm Real Estate Loans: 90+ Days                                   0
RCNM.2.C      RCFD6560      Comm Real Estate Loans: Nonaccrual                                 0
RCNM.3.AA     RCON2759      Secured Loans - Const: 30-89 Days                              1,325
RCNM.3.AB     RCON2769      Secured Loans - Const: 90+ Days                                    0
RCNM.3.AC     RCON3492      Secured Loans - Const: Nonaccrual                                358
RCNM.3.BA     RCON3493      Secured Loans - Farmland: 30-89 Days                               0
RCNM.3.BB     RCON3494      Secured Loans - Farmland: 90+ Days                                 0
RCNM.3.BC     RCON3495      Secured Loans - Farmland: Nonaccrual                               0
RCNM.3.C1A    RCON5398      Secd Loans 1-4 Fam-Revol: 30-89 Days                           2,128



RCNM.3.C1B    RCON5399      Secd Loans 1-4 Fam-Revol: 90+ Days                               509
RCNM.3.C1C    RCON5400      Secd Loans 1-4 Fam-Revol: Nonaccrual                               0
RCNM.3.C2A    RCON5401      Secd Loans 1-4 Fam-Other: 30-89 Days                          19,332
RCNM.3.C2B    RCON5402      Secd Loans 1-4 Fam-Other: 90+ Days                             1,043
RCNM.3.C2C    RCON5403      Secd Loans 1-4 Fam-Other: Nonaccrual                           6,630
RCNM.3.DA     RCON3499      Secured Loans - Multifam: 30-89 Days                           1,609
RCNM.3.DB     RCON3500      Secured Loans - Multifam: 90+ Days                                 0
RCNM.3.DC     RCON3501      Secured Loans - Multifam: Nonaccrual                               0
RCNM.3.EA     RCON3502      Secured Loans - Non Farm: 30-89 Days                           6,217
RCNM.3.EB     RCON3503      Secured Loans - Non Farm: 90+ Days                                 0
RCNM.3.EC     RCON3504      Secured Loans - Non Farm: Nonaccrual                           1,054
RCNM.4.AA     RCFD3522      Rate/Contract: Book Value: 30-89 Days                              0
RCNM.4.AB     RCFD3528      Rate/Contract: Book Value: 90+ Days                                0
RCNM.4.BA     RCFD3529      Rate/Contract: Replacement:30-89 Days                              0
RCNM.4.BB     RCFD3530      Rate/Contract: Replacement: 90+ Days                               0
RCO1.A        RCON0030      Unposted Debits                                                    0
RCO1.B.1      RCON0031      Unposted Debits: Demand                                            0
RCO1.B.2      RCON0032      Unposted Debits: Time/Savings                                      0
RCO10         RCON8432      Deposit Institution Invest. Contracts                              0
RCO11.A       RCON8785      Reciprocal Demand Bals - Savings Asc.                              0
RCO11.B       RCONA181      Reciprocal Demand Bals - Foreign Brch                              0
RCO11.C       RCONA182      Reciprocal Demand Bals - Cash Items                                0
RCO12.A       RCONA527      Amt of Assets Netted agst Dem Deps                                 0
RCO12.B       RCONA528      Amt of Assets Netted agst Tim/Svg Dep                              0
RCO2.A        RCON3510      Unposted Credits                                                   0
RCO2.B.1      RCON3512      Unposted Credits: Demand                                           0
RCO2.B.2      RCON3514      Unposted Credits: Time/Savings                                     0
RCO3          RCON3520      Uninvested Trust Fund Cash                                         0
RCO4.A        RCON2211      Demand Deposits of Unconsolidaed Subs                         29,309
RCO4.B        RCON2351       Time/Savings Deposits of Unconsolida                              0
RCO4.C        RCON5514      Int accrued/unpaid on deps of con sub                              0
RCO5.A        RCON2229      Demand Deposits: Insured Branches                                  0
RCO5.B        RCON2383       Time/Savings Deposits: Insured Branc                              0
RCO5.C        RCON5515      Int accrued/unpaid on deps in ins brc                              0
RCO6.A        RCON2314      Pass-through Reserve Balances: Demand                              0
RCO6.B        RCON2315      Pass-through-Reserve Balances: Time/S                              0
RCO7.A        RCON5516      Unamortized premiums                                          50,197
RCO7.B        RCON5517      Unamortized discounts                                              0
RCO8.A.1      RCONA531      OAKAR: Total Deposits Purchased                                    0
RCO8.A.2      RCONA532      OAKAR: Amt of Purchased Deposits                                   0
RCO8.B        RCONA533      OAKAR: Total Deposits Sold                                         0
RCOM.1.A.1    RCON2702      Amount of Deposit Accounts less than $100K                 5,121,273
RCOM.1.A.2    RCON3779      (June Only) Number of Deposit Accts less than                      0
RCOM.1.B.1    RCON2710      Amount of Deposit Accounts greater than $100K              4,129,307
RCOM.1.B.2    RCON2722      Number of Deposit Accounts greater than $100K                  6,601
RCOM.2.A      RCON6861      Yes/No: Bank has a better method/proc                              0
RCOM.2.B      RCON5597      If YES: Uninsured Deposits Amount                                  0
RCOM.3        RCONA545      Cert No of consolidated inst.                                      0
RCR1          RCFD6056      Do You Meet Capital Requirements? Y/N                              0


RCR2.A        RCFDA515      Subord Debt & Int Term Prfrd Stock                                 0
RCR2.B        RCFDA516      Other Limited-Life cap Instr                                       0
RCR3.A1       RCFD8274      Regulatory capt ratios:Tier 1 Capital                      1,630,903
RCR3.A2       RCFD8275      Regulatory capt ratios:Tier 2 Capital                        197,145
RCR3.A3       RCFD1395      Regulatory capt ratios:Tier 3 Capital                              0
RCR3.B        RCFD3792      Regulatory capt ratios:Total RB Captl                      1,828,048
RCR3.C        RCFDA222      Regulatory capt ratios:Excess allownc                         37,383
RCR3.D1       RCFDA223      Regulatory capt ratios:Risk-wtd assts                     15,734,237
RCR3.D2       RCFD1651      Regulatory capt ratios:Mrkt Risk-eqiv                              0
RCR3.E        RCFD1727      Regulatory capt ratios:Max Cont Dolr                               0
RCR3.F        RCFDA224      Regulatory capt ratios:Avrg tot assts                     19,831,340
RCR4.A        RCFD5163       00 % Risk assets recorded on Bal Sht                        891,971
RCR4.B        RCFD3796       00 % Risk: Credit Equiv Off-Balance                               0
RCR5.A        RCFD5165       20 % Risk assets recorded on Bal Sht                      6,711,828
RCR5.B        RCFD3801       20 % Risk: Credit Equiv Off-Balance                         993,910
RCR6.A        RCFD3802       50 % Risk: Assets On Balance Sheet                        8,195,492
RCR6.B        RCFD3803       50 % Risk: Credit Equiv Off-Balance                         171,298
RCR7.A        RCFD3804      100 % Risk: Assets On Balance Sheet                        7,386,355
RCR7.B        RCFD3805      100 % Risk: Credit Equiv Off-Balance                       2,660,722
RCR8          RCFD3806      On-Balance Sheet Values Excluded From                         54,011
RCR9          RCFD3807      Total Assets Recorded On Balnce Sheet                     23,239,657
RCRM.01       RCFD8764      Credit Exp - Off-Bal Sheet Derivative                         21,330
RCRM.02.AA    RCFD3809      Derivative Int Rate Contracts less than 1 YR                 856,389
RCRM.02.AB    RCFD8766      Derivative Int Rate Contracts 1-5 YRS                      3,832,120
RCRM.02.AC    RCFD8767      Derivative Int Rate Contracts greater than 5 YRS             287,356
RCRM.02.BA    RCFD3812      Derivative Fgn Exch Contracts less than 1 YR                 937,147
RCRM.02.BB    RCFD8769      Derivative Fgn Exch Contracts 1-5 YRS                         14,761
RCRM.02.BC    RCFD8770      Derivative Fgn Exch Contracts greater than 5 YRS                   0
RCRM.02.CA    RCFD8771      Derivative   Gold   Contracts less than 1 YR                       0
RCRM.02.CB    RCFD8772      Derivative   Gold   Contracts 1-5 YRS                              0
RCRM.02.CC    RCFD8773      Derivative   Gold   Contracts greater than 5 YRS                   0
RCRM.02.DA    RCFD8774      Derivative P Metals Contracts less than 1 YR                       0
RCRM.02.DB    RCFD8775      Derivative P Metals Contracts 1-5 YRS                              0
RCRM.02.DC    RCFD8776      Derivative P Metals Contracts greater than 5 YRS                   0
RCRM.02.EA    RCFD8777      Derivative Commodity Contrcts less than 1 YR                  33,538
RCRM.02.EB    RCFD8778      Derivative Commodity Contrcts 1-5 YRS                          2,991
RCRM.02.EC    RCFD8779      Derivative Commodity Contrcts greater than 5 YRS                   0
RCRM.02.FA    RCFDA000      Derivative  Equity  Contracts less than 1 YR                       0
RCRM.02.FB    RCFDA001      Derivative  Equity  Contracts 1-5 YRS                              0
RCRM.02.FC    RCFDA002      Derivative  Equity  Contracts greater than 5 YRS                   0
RCTXT.YN      RCON9117      Send me paper copies of CR? Y/N                                    0
RCX01.A       RCFD3561      Number Of Loans To Executive Officers                              4
RCX01.B       RCFD3562      Amount Of Loans To Executive Officers                          2,775
RCX01.C1      RCFD7701      Start Rate (####.##%) Loans To Execs.                              0
RCX01.C2      RCFD7702      Top Rate (####.##%) Loans To Execs.                                0
RI-01.A.1A    RIAD4011      RE Loans                                                     138,265
RI-01.A.1B    RIAD4019      Loans to Dep'y Inst's                                          4,430
RI-01.A.1C    RIAD4024      Ag/Farmer Loans                                                  276
RI-01.A.1D    RIAD4012      Coml/Indl Loans                                               82,783


RI-01.A.1E    RIAD4026      Acceptances                                                       74
RI-01.A.1G    RIAD4056      Loans to For Govts                                                 0
RI-01.A.1I    RIAD4058      Other Domestic Loans                                             178
RI-01.A.2     RIAD4059      For Loans                                                      2,748
RI-01.A1F1    RIAD4054      Credit Cards                                                   5,711
RI-01.A1F2    RIAD4055      Other Consumer                                                10,275
RI-01.A1H1    RIAD4503      Taxable State/Local Obligations                                    3
RI-01.A1H2    RIAD4504      Exempt State/Local Obligations                                   190
RI-01.B.1     RIAD4505      Taxable Leases                                                12,242
RI-01.B.2     RIAD4307      Exempt Leases                                                      0
RI-01.C.1     RIAD4105      Domestic Interest on Balances Due                                 28
RI-01.C.2     RIAD4106      For Interest on Balances due                                     451
RI-01.D.1     RIAD4027      US Govt/Treasury Securities                                   13,801
RI-01.D.2A    RIAD4506      Taxable State/Local Securities                                    18
RI-01.D.2B    RIAD4507      Exempt State/Local Securities                                  1,969
RI-01.D.3     RIAD3657      Other Domestic Debt securities                                    71
RI-01.D.4     RIAD3658      Foreign Debt Securities                                            0
RI-01.D.5     RIAD3659      Equity Securities (incl mutual funds)                          1,479
RI-01.E       RIAD4069      Interest on Trading Assets                                     1,219
RI-01.F       RIAD4020      Interest on Fed Funds Sold Etc                                47,714
RI-01.G       RIAD4107      Total Interest Income                                        323,925
RI-02.A.1A    RIAD4508       Transaction Accounts                                            584
RI-02.A.2     RIAD4172      Interest on For Deposits                                      44,729
RI-02.A1B1    RIAD4509      MMDAs                                                          1,102
RI-02.A1B2    RIAD4511      Other Savings                                                  4,778
RI-02.A1B3    RIADA517      Int Exp: Time Deposits greater than or =$100,000               2,272
RI-02.A1B4    RIADA518      Int Exp: Time Deposits less than$100,000                      21,894
RI-02.B       RIAD4180      Fed Funds Purchased Etc                                       67,832
RI-02.C       RIAD4185      Interest on Demand Notes to US Treasu                          6,365
RI-02.E       RIAD4200      Interest on Subordinated Notes/Debent                              0
RI-02.F       RIAD4073      Total Interest Expense                                       149,556
RI-03         RIAD4074      Net Interest Income                                          174,369
RI-04.A       RIAD4230      Provision for Loan and Lease Losses                           10,366
RI-04.B       RIAD4243      Provision for Allocated Transfer Risk                              0
RI-05.A       RIAD4070      Income from Fiduciary Activities                              66,804
RI-05.B       RIAD4080      Service Charges on Deposit Accounts                           18,969
RI-05.C       RIADA220      Trading Revenue                                               11,819
RI-05.F.1     RIAD5407      Other Noninterest Income - Fee Income                         31,142
RI-05.F.2     RIAD5408      Other Noninterest Income - All Other                          34,322
RI-05.G       RIAD4079      Total Noninterest Income                                     163,056
RI-06.A       RIAD3521      Gain/Loss Sec Held to Maturities                                   0
RI-06.B       RIAD3196      Gain/Loss Sec Available-for-sale                                 526
RI-07.A       RIAD4135      Salaries and Benefits                                         78,508
RI-07.B       RIAD4217      Expense on Premises/Fixed Assets                              19,179
RI-07.C       RIAD4092      Other Noninterest Expensze                                   107,852
RI-07.D       RIAD4093      Total Noninterest Expense                                    205,539
RI-08         RIAD4301      Income (loss) Before Income Taxes                            122,046
RI-09         RIAD4302      Income Taxes                                                  47,852
RI-10         RIAD4300      Income (loss) Before Extraordinary                            74,194



RI-11         RIAD4320      Extraordinary/Adj/ Net Of Taxes                                    0
RI-12         RIAD4340      Net Income (loss)                                             74,194
RI-M.1        RIAD4513      Interest Expense on Exempt After 8/7/                              1
RI-M.10       RIADA251      Memo:Credit losses on off-balnc sheet                              0
RI-M.11       RIADA530      Does Bank have Subchapter-S Y/N                                    0
RI-M.12       RIAD4772      Deferred Portion of Appl Inc Tax                                   0
RI-M.2        RIAD8431      Memoranda: Income Sale Mutuals                                   429
RI-M.5        RIAD4150      Number of Employees on Payroll                                 4,615
RI-M.8.A      RIAD8757      Memoranda: Trading Rev - Interest                              7,881
RI-M.8.B      RIAD8758      Memoranda: Trading Rev - Foreign Exch                          3,809
RI-M.8.C      RIAD8759      Memoranda: Trading Rev - Equity/Index                              0
RI-M.8.D      RIAD8760      Memoranda: Trading Rev - Commodity                               129
RI-M.9.A      RIAD8761      Memoranda: Impact - Interest Income                           -1,118
RI-M.9.B      RIAD8762      Memoranda: Impact - Interest Expense                          12,906
RI-M.9.C      RIAD8763      Memoranda: Impact - Other Allocations                             -8
RIA01         RIAD3215       Total Equity on Dec 31 prev year-end                      1,592,327
RIA02         RIAD3216      Equity Adjustments                                                 0
RIA03         RIAD3217      Amended Balance Previous Year                              1,592,327
RIA04         RIAD4340      Net Income/Loss                                               74,194
RIA05         RIAD4346      Sale/Conversion of Stock                                           0
RIA06         RIAD4356      Changes Incident to Combinations                                   0
RIA07         RIAD4470      LESS: Cash Dividends on preferred                                  0
RIA08         RIAD4460      LESS: Cash Dividends on common                                     0
RIA09         RIAD4411      Changes in Accounting Principles                                   0
RIA10         RIAD4412      Corrections of Accounting Errors                                   0
RIA11         RIAD8433      Net Unrealized Holding Avail Forsale                            -432
RIA12         RIAD4414      Foreign Currency Translation Adjustme                            -17
RIA13         RIAD4415      Other Parent BHC Transactions                                      0
RIA14         RIAD3210      Total Equity Capital End Of Cur. Per.                      1,666,072
RIB1.1.A.A    RIAD4651      RE Loans: US: Charge-Offs                                        373
RIB1.1.A.B    RIAD4661      RE Loans: US: Recoveries                                         334
RIB1.1.B.A    RIAD4652      RE Loans: non-US: Charge-Offs                                      0
RIB1.1.B.B    RIAD4662      RE Loans: non-US: Recoveries                                       0
RIB1.2.A.A    RIAD4653      Loans to US Banks: Charge-Offs                                     0
RIB1.2.A.B    RIAD4663      Loans to US Banks: Recoveries                                      0
RIB1.2.B.A    RIAD4654      Loans to For Banks: Charge-Offs                                    0
RIB1.2.B.B    RIAD4664      Loans to For Banks: Recoveries                                     0
RIB1.3.A      RIAD4655      Ag/Farm Loans: Charge-Offs                                         0
RIB1.3.B      RIAD4665      Ag/Farm Loans: Recoveries                                          0
RIB1.4.A.A    RIAD4645      Coml/Indl Loans  US: Charge-Offs                                 194
RIB1.4.A.B    RIAD4617      Coml/Indl Loans  US: Recoveries                                1,027
RIB1.4.B.A    RIAD4646      Coml/Indl Loans  non-US: Charge-Offs                               0
RIB1.4.B.B    RIAD4618      Coml/Indl Loans  non-US: recoveries                                0
RIB1.5.A.A    RIAD4656      Credit Cards: Charge-Offs                                          0
RIB1.5.A.B    RIAD4666      Credits Cards: Recoveries                                         97
RIB1.5.B.A    RIAD4657      Other Consumer Charge-Offs                                     2,362
RIB1.5.B.B    RIAD4667      Other Consumer: Recoveries                                     1,271
RIB1.6.A      RIAD4643      Loans to For Govts: Charge-Offs                                    0
RIB1.6.B      RIAD4627      Loans to For Govts: Recoveries                                     2


RIB1.7.A      RIAD4644      Other Loans: Charge-Offs                                           0
RIB1.7.B      RIAD4628      Other Loans: Recoveries                                            0
RIB1.8.A.A    RIAD4658      Leases  US: Charge-Offs                                        1,032
RIB1.8.A.B    RIAD4668      Leases  US: Recovereies                                           99
RIB1.8.B.A    RIAD4659      Leases  non-US: Chatge-Offs                                        0
RIB1.8.B.B    RIAD4669      Leases  non-US: Recoveries                                         0
RIB1.9.A      RIAD4635       Total Charge-offs (year-to-date)                              3,961
RIB1.9.B      RIAD4605       Total Recoveries (year-to-date)                               2,830
RIB1.M.4.A    RIAD5409      Memo: Charge-offs: Loans to fin comm.                              0
RIB1.M.4.B    RIAD5410      Memo: Recoveries: Loans to fin commcl                              0
RIB1.M.5AA    RIAD3582      Memo: Charge-offs: Loans sec construc                              0
RIB1.M.5AB    RIAD3583      Memo: Recoveries: Loans sec construct                              3
RIB1.M.5BA    RIAD3584      Memo: Charge-offs: Loans sec farmland                              0
RIB1.M.5BB    RIAD3585      Memo: Recoveries: Loans sec farmland                               0
RIB1.M.5DA    RIAD3588      Memo: Charge-offs: Loans sec multifam                              0
RIB1.M.5DB    RIAD3589      Memo: Recoveries: Loans sec multifaml                              0
RIB1.M.5EA    RIAD3590      Memo: Charge-offs: Loans sec nonfarm                              22
RIB1.M.5EB    RIAD3591      Memo: Recoveries: Loans sec nonfarm                              317
RIB1.M5C1A    RIAD5411      Memo: Charge-offs: Revolv loans 1-4 r                              0
RIB1.M5C1B    RIAD5412      Memo: Recoveries: Revolv loans 1-4 rs                              0
RIB1.M5C2A    RIAD5413      Memo: Charge-offs: Other loans 1-4 rs                            350
RIB1.M5C2B    RIAD5414      Memo: Recoveries: Other loans 1-4 res                             14
RIB2.01       RIAD3124      Allowance for Loan/Lease: Dec 31                             225,295
RIB2.02       RIAD2419      Recoveries (Loan/Lease)                                        2,830
RIB2.03       RIAD2432      LESS: Charge-Offs (Loan/Lease)                                 3,961
RIB2.04       RIAD4230      Provision (Loan/Lease)                                        10,366
RIB2.05       RIAD4815      Adjustments (Loan/Lease)                                          -2
RIB2.06       RIADA512      Allow. Loan/Lease Loss Balance                               234,528
RID1.1.A      RIAD4837      Interest Income Booked                                             0
RID1.1.B      RIAD4838      Interest Expense Booked                                            0
RID1.1.C      RIAD4839       Total                                                             0
RID1.2.A      RIAD4840      Net Int'l Int Income Sold American                                 0
RID1.2.B      RIAD4841      Net Domestic Int Income Booked Foreig                              0
RID1.2.C      RIAD4842       Total                                                             0
RID1.3.A      RIAD4097      Noninterest Intl INcome                                            0
RID1.3.B      RIAD4235      Provision for Intl Loan/Lease Losses                               0
RID1.3.C      RIAD4239      Other Intl Nonint Expense                                          0
RID1.3.D      RIAD4843       Total                                                             0
RID1.4        RIAD4844       Total                                                             0
RID1.5        RIAD4845      Adjustment to Pretax Income Etc                                    0
RID1.6        RIAD4846       Total                                                             0
RID1.7        RIAD4797      Intl Income Taxes                                                  0
RID1.8        RIAD4341       Total                                                             0
RID1.M.1      RIAD4847      Intracompany Int Income                                            0
RID1.M.2      RIAD4848      Intracompany Int Expense                                           0
RID2.1        RIAD4849      Interest Income at IBFs                                            0
RID2.2        RIAD4850      Interest Expense at IBFs                                           0
RID2.3.A      RIAD5491      Noninterest Intl Income (Gain/Losses)                              0
RID2.3.B      RIAD5492      Noninterest Intl Income (Fees & Othr)                              0


RID2.4        RIAD4852      Provision Loan/Lease Losses Intl Sold                              0
RID2.5        RIAD4853      Other Noninterest Exp INtl Sold Ameri                              0
RIE01.A       RIAD5415      Other non-interest income (RI-5.f.2)                               0
RIE01.B       RIAD5416      Other non-interest income (RI-5.f.2)                               0
RIE01.C       RIAD5417      Other non-interest income (RI-5.f.2)                               0
RIE01.D       RIAD4461      Other non-interest income (RI-5.f.2)                          23,144
RIE01.E       RIAD4462      Other non-interest income (RI-5.f.2)                               0
RIE01.F       RIAD4463      Other non-interest income (RI-5.f.2)                               0
RIE02.A       RIAD4531      Other non-interest expense (RI-7.c)                              326
RIE02.B       RIAD5418      Other non-interest expense (RI-7.c)                                0
RIE02.C       RIAD5419      Other non-interest expense (RI-7.c)                                0
RIE02.D       RIAD5420      Other non-interest expense (RI-7.c)                                0
RIE02.E       RIAD4464      Other non-interest expense (RI-7.c)                           40,407
RIE02.F       RIAD4467      Other non-interest expense (RI-7.c)                                0
RIE02.G       RIAD4468      Other non-interest expense (RI-7.c)                                0
RIE03.A.1     RIAD4469      Extraordinary items and Adj (RI-11.a)                              0
RIE03.A.2     RIAD4486      Applicable tax effect (RI-11.b)                                    0
RIE03.B.1     RIAD4487      Extraordinary items and Adj (RI-11.a)                              0
RIE03.B.2     RIAD4488      Applicable tax effect (RI-11.b)                                    0
RIE03.C.1     RIAD4489      Extraordinary items and Adj (RI-11.a)                              0
RIE03.C.2     RIAD4491      Applicable tax effect (RI-11.b)                                    0
RIE04.A       RIAD4492      Equity cap adjustments (RIA-2)                                     0
RIE04.B       RIAD4493      Equity cap adjustments (RIA-2)                                     0
RIE05.A       RIAD4494      Acctg changes effects (RIA-9)                                      0
RIE05.B       RIAD4495      Acctg changes effects (RIA-9)                                      0
RIE06.A       RIAD4496      Corrections (RIA-10)                                               0
RIE06.B       RIAD4497      Corrections (RIA-10)                                               0
RIE07.A       RIAD4498      Transactions w/parent (RIA-12)                                     0
RIE07.B       RIAD4499      Transactions w/parent (RIA-12)                                     0
RIE08.A       RIAD4521      Adjs. to allow for l & l loss (RIB.2.                             -2
RIE08.B       RIAD4522      Adjs. to allow for l & l loss (RIB.2.                              0